EXHIBIT 2
                                                                       ---------



                  Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                                BERKSHIRE INCOME REALTY-OP, L.P.

                                By:     BIR GP, L.L.C., its general partner

                                By:     Berkshire Income Realty, Inc., its sole
                                        member

                                By:     /s/ David C. Quade
                                        ---------------------------------------
                                        David C. Quade
                                        President


                                BIR GP, LLC

                                By:     Berkshire Income Realty, Inc., its sole
                                        member

                                By:     /s/ David C. Quade
                                        ---------------------------------------
                                        David C. Quade
                                        President


                                BERKSHIRE INCOME REALTY, INC.

                                By:     /s/ David C. Quade
                                        ---------------------------------------
                                        David C. Quade
                                        President


                                KRF COMPANY, L.L.C.

                                By:     Krupp Family Limited Partnership-94,
                                        its sole member

                                By:     /s/ Douglas Krupp
                                        ---------------------------------------
                                        Douglas Krupp
                                        General Partner

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                                KRUPP FAMILY LIMITED
                                PARTNERSHIP-94


                                By:     /s/ Douglas Krupp
                                        ---------------------------------------
                                        Douglas Krupp
                                        General Partner


                                THE GEORGE KRUPP 1980 FAMILY TRUST


                                By:     /s/ Lawrence I. Silverstein
                                        ---------------------------------------
                                        Lawrence I. Silverstein
                                        Trustee


                                THE DOUGLAS KRUPP 1980 FAMILY TRUST


                                By:     /s/ Lawrence I. Silverstein
                                        ---------------------------------------
                                        Lawrence I. Silverstein
                                        Trustee


                                /s/ George D. Krupp
                                -----------------------------------------------
                                George D. Krupp


                                /s/ Douglas Krupp
                                -----------------------------------------------
                                Douglas Krupp